UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2020

Venture Lending & Leasing VII, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND	814-00969	45-5589518
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 La Mesa Drive, Suite 102, Portola Valley, CA 94028
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (650) 234-4300

(Former name or former address, if changed since last report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement

On July 18, 2013, Venture Lending & Leasing VII, Inc. (the “Fund”) and Venture Lending & Leasing VII, LLC (the “LLC”) entered into a syndicated loan agreement led by Wells Fargo, N.A. and Union Bank, N.A. that established a secured revolving loan facility in an initial amount of up to $125,000,000 and the option to request that the lenders providing such facility increase the borrowing availability thereunder to no more than $300,000,000 in the aggregate, as commitments might be obtained (the “Loan and Security Agreement”). On November 7, 2014, the Fund and the LLC entered into an agreement with Wells Fargo Bank, N.A., Wells Fargo Securities, LLC, and MUFG Union Bank, N.A. that amended and restated the Loan and Security Agreement and established a secured, syndicated revolving credit facility in an initial amount of up to $255,000,000 (the “Amended and Restated Agreement”).

On October 30, 2017, the Fund and the LLC entered into an agreement with Wells Fargo Bank, N.A., Wells Fargo Securities, LLC, MUFG Union Bank, N.A., and ING Capital, LLC, with participation from Capital One, N.A., Bank of America N.A., ZB, N.A., doing business as California Bank & Trust, East West Bank, First Bank, and Bank Leumi USA, that (i) reduced the size of the facility to $200,000,000, and (ii) amended the interest rate options and commitment fee (the “First Amendment”). The First Amendment has a term of three years and will expire on October 30, 2020. At its option, the Fund may reduce the lenders’ commitments established in the First Amendment by $5,000,000 or more once each calendar month.

The Fund reduced the credit facility in the ordinary course of business to reflect the needs of the Fund from 2018 through 2020.

The Fund paid off the remaining $4.2 million outstanding debt under the facility on July 8, 2020. The Fund notified the lenders of its intention to permanently reduce its aggregate commitments to zero, terminating the debt facility effective July 16, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTURE LENDING & LEASING VII, INC.
(Registrant)

By: /s/ Maurice C. Werdegar	By: /s/ Judy N. Bornstein
Maurice C. Werdegar	Judy N. Bornstein
Chief Executive Officer	Chief Financial Officer

Date: July 17, 2020	Date: July 17, 2020